UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 22, 2011

GLOBAL INVESTOR SERVICES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

708 3rd Avenue, 6th Floor
New York, New York 10017
(Address of Principal Executive Offices)   (Zip Code)

Registrant’s Telephone Number, including area code: (212) 227-2242

With a Copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, NY 11570
T: (516) 833-5034
F: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On February 22, 2011, Global Investor Services, Inc. (the “Company”) issued a press release announcing its audited financial results for the third fiscal quarter ended December 31, 2010. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated February 22, 2011 announcing audited financial results for the third fiscal quarter ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

By:	/s/ WILLIAM KOSOFF
Name:	William Kosoff
Title:	Chief Financial Officer and Director

Date:	February 23, 2011
New York, New York